RISK MANAGEMENT AND FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2022
Risk Management and Financial Instruments [Abstract]
RISK MANAGEMENT AND FINANCIAL INSTRUMENTS	RISK MANAGEMENT AND FINANCIAL INSTRUMENTS
Risk Management Overview
TC Energy has exposure to various financial risks and has strategies, policies and limits in place to manage the impact of these risks on its earnings, cash flows and, ultimately, shareholder value.
Risk management strategies, policies and limits are designed to ensure TC Energy's risks and related exposures are in line with the Company's business objectives and risk tolerance. TC Energy's risks are managed within limits that are established by the Company's Board, implemented by senior management and monitored by the Company's risk management, internal audit and business segment groups. The Board's Audit Committee oversees how management monitors compliance with risk management policies and procedures and oversees management's review of the adequacy of the risk management framework.
Market Risk
The Company constructs and invests in energy infrastructure projects, purchases and sells commodities, issues short- and long-term debt, including amounts in foreign currencies and invests in foreign operations. Certain of these activities expose the Company to market risk from changes in commodity prices, foreign exchange rates and interest rates, which may affect the Company's earnings, cash flows and the value of its financial assets and liabilities. The Company assesses contracts used to manage market risk to determine whether all, or a portion, meets the definition of a derivative.
Derivative contracts the Company uses to assist in managing exposure to market risk may include the following:
•Forwards and futures contracts – agreements to purchase or sell a specific financial instrument or commodity at a specified price and date in the future
•Swaps – agreements between two parties to exchange streams of payments over time according to specified terms
•Options – agreements that convey the right, but not the obligation of the purchaser to buy or sell a specific amount of a financial instrument or commodity at a fixed price, either at a fixed date or at any time within a specified period.
Commodity price risk
The following strategies may be used to manage the Company's exposure to market risk resulting from commodity price risk management activities in the Company's non-regulated businesses:
•in the Company's natural gas marketing business, TC Energy enters into natural gas transportation and storage contracts as well as natural gas purchase and sale agreements. The Company manages exposure on these contracts using financial instruments and hedging activities to offset market price volatility
•in the Company's liquids marketing business, TC Energy enters into pipeline and storage terminal capacity contracts as well as crude oil purchase and sale agreements. The Company fixes a portion of the exposure on these contracts by entering into financial instruments to manage variable price fluctuations that arise from physical liquids transactions
•in the Company's power businesses, TC Energy manages the exposure to fluctuating commodity prices through long-term contracts and hedging activities including selling and purchasing electricity and natural gas in forward markets
•in the Company's non-regulated natural gas storage business, TC Energy's exposure to seasonal natural gas price spreads is managed with a portfolio of third-party storage capacity contracts and through offsetting purchases and sales of natural gas in forward markets to lock in future positive margins.
Lower natural gas, crude oil and electricity prices could lead to reduced investment in the development, expansion and production of these commodities. A reduction in the demand for these commodities could negatively impact opportunities to expand the Company's asset base and/or re-contract with TC Energy's shippers and customers as contractual agreements expire.
Climate change also presents a potential financial impact to commodity prices and volumes. TC Energy's exposure to climate change-related risk and resulting policy changes is managed through the Company's business model, which is based on a long-term, low-risk strategy whereby the majority of TC Energy's earnings are underpinned by regulated cost-of-service arrangements and/or long-term contracts. In addition, scenario planning against several demand outlooks and monitoring of key signposts is also considered as part of the Company's long-term corporate strategic planning process.
Interest rate risk
TC Energy utilizes short- and long-term debt to finance its operations which exposes the Company to interest rate risk. TC Energy typically pays fixed rates of interest on its long-term debt and floating rates on short-term debt including its commercial paper programs and amounts drawn on its credit facilities. A small portion of TC Energy's long-term debt bears interest at floating rates. In addition, the Company is exposed to interest rate risk on financial instruments and contractual obligations containing variable interest rate components. The Company actively manages its interest rate risk using interest rate derivatives. For eligible hedging relationships affected by the expected cessation of certain reference interest rates, the Company has applied the optional expedient allowing an entity to assume that the hedged forecasted transaction in a cash flow hedge is probable of occurring and, therefore, these changes are not expected to have a material impact on the consolidated financial statements. Refer to Note 3, Accounting changes, for additional information on Reference Rate Reform.
Foreign exchange risk
Certain of TC Energy's businesses generate all or most of their earnings in U.S. dollars and, since the Company reports its financial results in Canadian dollars, changes in the value of the U.S. dollar against the Canadian dollar can affect its net income. As the Company's U.S. dollar-denominated operations continue to grow, this exposure increases. A portion of this risk is offset by interest expense on U.S. dollar-denominated debt. The balance of the exposure is actively managed on a rolling basis up to three years in advance using foreign exchange derivatives; however, the natural exposure beyond that period remains.
A portion of the Company's Mexico Natural Gas Pipelines monetary assets and liabilities are peso-denominated, while the functional currency for TC Energy's Mexico operations is U.S. dollars. These peso-denominated balances are revalued to U.S. dollars and, as a result, changes in the value of the Mexican peso against the U.S. dollar can affect the Company's net income. In addition, foreign exchange gains or losses calculated for Mexico income tax purposes on the revaluation of U.S. dollar-denominated monetary assets and liabilities result in peso-denominated income tax exposure for these entities, leading to fluctuations in Income from equity investments and Income tax expense. As the Company's U.S. dollar-denominated monetary assets and liabilities in our Mexico operations continue to grow, this exposure increases. These exposures are managed using foreign exchange derivatives.
Net investment in foreign operations
The Company hedges a portion of its net investment in foreign operations (on an after-tax basis) with U.S. dollar-denominated debt, cross-currency interest rate swaps and foreign exchange options as appropriate.
The fair values and notional amounts for the derivatives designated as a net investment hedge were as follows:

at December 31	2022		2021
	Fair Value[1,2]	Notional Amount	Fair Value[1,2]	Notional Amount
(millions of Canadian $, unless otherwise noted)

U.S. dollar foreign exchange options (maturing 2023 to 2024)	(22)	US 3,600	(4)	US 3,800
U.S. dollar cross-currency interest rate swaps (maturing 2023 to 2025)[3]	(5)	US 300	23	US 400
	(27)	US 3,900	19	US 4,200
1Fair value equals carrying value.
2No amounts have been excluded from the assessment of hedge effectiveness.
3In 2022, Net income includes net realized gains of $1 million (2021 – gains of $1 million) related to the interest component of cross-currency swap settlements which are reported within Interest expense.
The notional amounts and fair value of U.S. dollar-denominated debt designated as a net investment hedge were as follows:

at December 31	2022	2021
(millions of Canadian $, unless otherwise noted)

Notional amount	32,500 (US 24,000)	30,700 (US 24,200)
Fair value	30,800 (US 22,700)	35,500 (US 28,100)
Counterparty Credit Risk
TC Energy's exposure to counterparty credit risk includes its cash and cash equivalents, accounts receivable and certain contractual recoveries, available-for-sale assets, the fair value of derivative assets, loans receivable, net investment in leases and contract assets.
At times, the Company's counterparties may endure financial challenges resulting from commodity price and market volatility, economic instability and political or regulatory changes. In addition to actively monitoring these situations, there are a number of factors that reduce TC Energy's counterparty credit risk exposure in the event of default, including:
•contractual rights and remedies together with the utilization of contractually-based financial assurances
•current regulatory frameworks governing certain TC Energy operations
•the competitive position of the Company's assets and the demand for the Company's services
•potential recovery of unpaid amounts through bankruptcy and similar proceedings.
The Company reviews financial assets carried at amortized cost for impairment using the lifetime expected loss of the financial asset at initial recognition and throughout the life of the financial asset. TC Energy uses historical credit loss and recovery data, adjusted for management's judgment regarding current economic and credit conditions, along with reasonable and supportable forecasts to determine any impairment, which is recognized in Plant operating costs and other.
The Company’s net investment in leases and certain contract assets are financial assets subject to ECL. TC Energy’s methodology for assessing the ECL regarding these financial assets includes consideration of the probability of default (the probability that the customer will default on its obligation), the loss given default (the economic loss as a proportion of the financial asset balance in the event of a default) and the exposure at default (the financial asset balance at the time of a hypothetical default) with one-year forward-looking information that includes assumptions for future macroeconomic conditions under three probability-weighted future scenarios.
The macroeconomic factors considered most relevant to the Company's net investment in leases and contract assets include Mexico's GDP, Mexico's government debt to GDP and Mexico's inflation. The ECL amount is updated at each reporting date to reflect changes in assumptions and forecasts for future economic conditions.
For the year ended December 31, 2022, the Company recorded a $149 million (2021 and 2020 – nil) ECL provision with respect to the net investment in leases associated with the in-service TGNH pipelines and a $14 million (2021 and 2020 – nil) ECL provision for contract assets related to certain other Mexico Natural Gas pipelines.
Other than the ECL provision noted above, the Company had no significant credit losses at December 31, 2022 and 2021. At December 31, 2022 and 2021, there were no significant credit risk concentrations and no significant amounts past due or impaired.
TC Energy has significant credit and performance exposure to financial institutions that hold cash deposits and provide committed credit lines and letters of credit that help manage the Company's exposure to counterparties and provide liquidity in commodity, foreign exchange and interest rate derivative markets.
Non-Derivative Financial Instruments
Fair value of non-derivative financial instruments
Available-for-sale assets are recorded at fair value which is calculated using quoted market prices where available. Certain non-derivative financial instruments included in Cash and cash equivalents, Accounts receivable, Loans receivable from affiliates, Other current assets, Long-term loans receivable from affiliate, Restricted investments, Net investment in leases, Other long-term assets, Notes payable, Accounts payable and other, Dividends payable, Accrued interest and Other long-term liabilities have carrying amounts that approximate their fair value due to the nature of the item or the short time to maturity. Each of these instruments are classified in Level II of the fair value hierarchy, except for the Company's LMCI equity securities which are classified in Level I.
Credit risk has been taken into consideration when calculating the fair value of non-derivative financial instruments.
Balance sheet presentation of non-derivative financial instruments
The following table details the fair value of non-derivative financial instruments, excluding those where carrying amounts approximate fair value, and would be classified in Level II of the fair value hierarchy:

at December 31	2022		2021
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
(millions of Canadian $)

Long-term debt, including current portion (Note 20)[1,2]	(41,543)	(39,505)	(38,661)	(45,615)
Junior subordinated notes (Note 21)	(10,495)	(9,415)	(8,939)	(9,236)
	(52,038)	(48,920)	(47,600)	(54,851)
1Long-term debt is recorded at amortized cost, except for US$1.6 billion (2021 – nil) that is attributed to hedged risk and recorded at fair value.
2Net income for 2022 included unrealized gains of $64 million (2021 – nil) for fair value adjustments attributable to the hedged interest rate risk associated with interest rate swap fair value hedging relationships on US$1.6 billion of long-term debt at December 31, 2022 (2021 – nil). There were no other unrealized gains or losses from fair value adjustments to the non-derivative financial instruments.
Available-for-sale assets summary
The following tables summarize additional information about the Company's restricted investments that were classified as available-for-sale assets:

at December 31	2022		2021
	LMCI Restricted Investments	Other Restricted Investments[1]	LMCI Restricted Investments	Other Restricted Investments[1]
(millions of Canadian $)

Fair value of fixed income securities[2,3]
Maturing within 1 year	—	54	—	26
Maturing within 1-5 years	—	106	8	107
Maturing within 5-10 years	1,153	—	1,150	—
Maturing after 10 years	77	—	84	—
Fair value of equity securities[2,4]	749	—	817	—
	1,979	160	2,059	133
1Other restricted investments have been set aside to fund insurance claim losses to be paid by the Company's wholly-owned captive insurance subsidiary.
2Available-for-sale assets are recorded at fair value and included in Other current assets and Restricted investments on the Company's Consolidated balance sheet.
3Classified in Level II of the fair value hierarchy.
4Classified in Level I of the fair value hierarchy.

year ended December 31	2022		2021		2020
(millions of Canadian $)	LMCI Restricted Investments[1]	Other Restricted Investments[2]	LMCI Restricted Investments[1]	Other Restricted Investments[2]	LMCI Restricted Investments[1]	Other Restricted Investments[2]

Net unrealized (losses)/gains	(244)	(7)	45	(2)	130	1
Net realized (losses)/gains[3]	(32)	—	3	—	20	1
1Gains and losses arising from changes in the fair value of LMCI restricted investments impact the subsequent amounts to be collected through tolls to cover future pipeline abandonment costs. As a result, the Company records these gains and losses as regulatory assets or regulatory liabilities.
2Gains and losses on other restricted investments are included in Interest income and other in the Company's Consolidated statement of income.
3Realized gains and losses on the sale of LMCI restricted investments are determined using the average cost basis.
Derivative Instruments
Fair value of derivative instruments
The fair value of foreign exchange and interest rate derivatives has been calculated using the income approach which uses year-end market rates and applies a discounted cash flow valuation model. The fair value of commodity derivatives has been calculated using quoted market prices where available. In the absence of quoted market prices, third-party broker quotes or other valuation techniques have been used. The fair value of options has been calculated using the Black-Scholes pricing model. Credit risk has been taken into consideration when calculating the fair value of derivative instruments. Unrealized gains and losses on derivative instruments are not necessarily representative of the amounts that will be realized on settlement.
In some cases, even though the derivatives are considered to be effective economic hedges, they do not meet the specific criteria for hedge accounting treatment or are not designated as a hedge and are accounted for at fair value with changes in fair value recorded in net income in the period of change. This may expose the Company to increased variability in reported earnings because the fair value of the derivative instruments can fluctuate significantly from period to period.
The recognition of gains and losses on derivatives for Canadian natural gas regulated pipeline exposures is determined through the regulatory process. Gains and losses arising from changes in the fair value of derivatives accounted for as part of RRA, including those that qualify for hedge accounting treatment, are expected to be refunded or recovered through the tolls charged by the Company. As a result, these gains and losses are deferred as regulatory assets or regulatory liabilities and are refunded to or collected from the rate payers in subsequent years when the derivative settles.
Balance sheet presentation of derivative instruments
The balance sheet classification of the fair value of derivative instruments was as follows:

at December 31, 2022	Cash Flow Hedges	Fair Value Hedges	Net Investment Hedges	Held for Trading	Total Fair Value of Derivative Instruments[1]
(millions of Canadian $)

Other current assets (Note 8)
Commodities[2]	—	—	—	597	597
Foreign exchange	—	—	6	11	17
	—	—	6	608	614
Other long-term assets (Note 15)
Commodities[2]	—	—	—	62	62
Foreign exchange	—	—	2	15	17
Interest rate	—	12	—	—	12
	—	12	2	77	91
Total Derivative Assets	—	12	8	685	705

Accounts payable and other (Note 17)
Commodities[2]	(72)	—	—	(584)	(656)
Foreign exchange	—	—	(31)	(158)	(189)
Interest rate	—	(26)	—	—	(26)
	(72)	(26)	(31)	(742)	(871)
Other long-term liabilities (Note 18)
Commodities[2]	(2)	—	—	(75)	(77)
Foreign exchange	—	—	(4)	(20)	(24)
Interest rate	—	(50)	—	—	(50)
	(2)	(50)	(4)	(95)	(151)
Total Derivative Liabilities	(74)	(76)	(35)	(837)	(1,022)
Total Derivatives	(74)	(64)	(27)	(152)	(317)
1Fair value equals carrying value.
2Includes purchases and sales of power, natural gas and liquids.
The balance sheet classification of the fair value of derivative instruments was as follows:

at December 31, 2021	Cash Flow Hedges	Net Investment Hedges	Held for Trading	Total Fair Value of Derivative Instruments[1]
(millions of Canadian $)

Other current assets (Note 8)
Commodities[2]	—	—	122	122
Foreign exchange	—	10	37	47
	—	10	159	169
Other long-term assets (Note 15)
Commodities[2]	—	—	8	8
Foreign exchange	—	32	6	38
Interest rate	2	—	—	2
	2	32	14	48
Total Derivative Assets	2	42	173	217

Accounts payable and other (Note 17)
Commodities[2]	(23)	—	(138)	(161)
Foreign exchange	—	(4)	(46)	(50)
Interest rate	(10)	—	—	(10)
	(33)	(4)	(184)	(221)
Other long-term liabilities (Note 18)
Commodities[2]	(4)	—	(6)	(10)
Foreign exchange	—	(19)	(10)	(29)
Interest rate	(8)	—	—	(8)
	(12)	(19)	(16)	(47)
Total Derivative Liabilities	(45)	(23)	(200)	(268)
Total Derivatives	(43)	19	(27)	(51)
1Fair value equals carrying value.
2Includes purchases and sales of power, natural gas and liquids.
The majority of derivative instruments held for trading have been entered into for risk management purposes and all are subject to the Company's risk management strategies, policies and limits. These include derivatives that have not been designated as hedges or do not qualify for hedge accounting treatment but have been entered into as economic hedges to manage the Company's exposures to market risk.
Derivatives in fair value hedging relationships
The following table details amounts recorded on the Consolidated balance sheet in relation to cumulative adjustments for fair value hedges included in the carrying amount of the hedged liabilities:

at December 31	Carrying Amount		Fair Value Hedging Adjustments[1]
(millions of Canadian $)	2022	2021	2022	2021

Long-term debt	(2,101)	—	64	—
1At December 31, 2022 and 2021, adjustments for discontinued hedging relationships included in these balances were nil.
Notional and maturity summary
The maturity and notional amount or quantity outstanding related to the Company's derivative instruments excluding hedges of the net investment in foreign operations was as follows:

at December 31, 2022	Power	Natural Gas	Liquids	Foreign Exchange	Interest Rate

Net sales/(purchases)[1]	673	(96)	11	—	—
Millions of U.S. dollars	—	—	—	5,997	1,600
Millions of Mexican pesos	—	—	—	9,747	—
Maturity dates	2023-2026	2023-2027	2023-2024	2023-2026	2030-2032
1Volumes for power, natural gas and liquids derivatives are in GWh, Bcf and MMBbls, respectively. In 2022, TC Energy updated this presentation to a net basis as it better reflects the Company's trading positions and how it manages its business.

at December 31, 2021	Power	Natural Gas	Liquids	Foreign Exchange	Interest Rate

Net sales/(purchases)[1]	490	(52)	4	—	—
Millions of U.S. dollars	—	—	—	6,636	650
Millions of Mexican pesos	—	—	—	5,500	—
Maturity dates	2022-2026	2022-2027	2022	2022-2026	2024-2026
1Volumes for power, natural gas and liquids derivatives are in GWh, Bcf and MMBbls, respectively. In 2022, TC Energy updated this presentation to a net basis as it better reflects the Company's trading positions and how it manages its business.
Unrealized and Realized Gains and Losses on Derivative Instruments
The following summary does not include hedges of the net investment in foreign operations:

year ended December 31	2022	2021	2020
(millions of Canadian $)

Derivative Instruments Held For Trading[1]
Amount of unrealized gains/(losses) in the year
Commodities	14	9	(23)
Foreign exchange (Note 22)	(149)	(203)	126
Amount of realized gains/(losses) in the year
Commodities	759	287	183
Foreign exchange (Note 22)	(2)	240	(33)
Derivative Instruments in Hedging Relationships[2]
Amount of realized (losses)/gains in the year
Commodities	(73)	(44)	6
Interest rate	(3)	(32)	(16)
1Realized and unrealized gains and losses on held-for-trading derivative instruments used to purchase and sell commodities are included on a net basis in Revenues. Realized and unrealized gains and losses on foreign exchange held-for-trading derivative instruments are included on a net basis in Foreign exchange (loss)/gain, net.
2In 2022, there were no gains or losses included in Net Income relating to discontinued cash flow hedges where it was probable that the anticipated transaction would not occur (2021 – realized loss of $10 million, 2020 – nil).
Derivatives in cash flow hedging relationships
The components of OCI (Note 26) related to the change in fair value of derivatives in cash flow hedging relationships before tax and including the portion attributable to non-controlling interests were as follows:

year ended December 31	2022	2021	2020
(millions of Canadian $, pre-tax)

Change in fair value of derivative instruments recognized in OCI[1]
Commodities	(94)	(35)	(5)
Interest rate	36	22	(766)
	(58)	(13)	(771)
1No amounts have been excluded from the assessment of hedge effectiveness. Amounts in parentheses indicate losses recorded to OCI and AOCI.
Effect of fair value and cash flow hedging relationships
The following table details amounts presented in the Consolidated statement of income in which the effects of fair value or cash flow hedging relationships were recorded:

year ended December 31	2022	2021	2020
(millions of Canadian $)

Fair Value Hedges
Interest rate contracts[1]
Hedged items	(30)	—	(3)
Derivatives designated as hedging instruments	(1)	—	1
Cash Flow Hedges
Reclassification of losses on derivative instruments from AOCI to Net income[2,3]
Commodity contracts[4]	(47)	(22)	(1)
Interest rate contracts[1]	(16)	(46)	(648)
1Presented within Interest expense in the Consolidated statement of income, except for a loss of $613 million recorded in May 2020 related to a contractually required derivative instrument used to hedge the interest rate risk associated with project-level financing for the Coastal GasLink construction. This derivative instrument was derecognized as part of the sale of a 65 per cent equity interest in Coastal GasLink LP. The loss was included in Net gain/(loss) on sale of assets. Refer to Note 30, Acquisitions and dispositions, for additional information.
2Refer to Note 26, Other comprehensive income/(loss) and accumulated other comprehensive income/(loss), for the components of OCI related to derivatives in cash flow hedging relationships including the portion attributable to non-controlling interests.
3There are no amounts recognized in earnings that were excluded from effectiveness testing.
4Presented within Revenues (Power and Energy Solutions) in the Consolidated statement of income.
Offsetting of derivative instruments
The Company enters into derivative contracts with the right to offset in the normal course of business as well as in the event of default. TC Energy has no master netting agreements, however, similar contracts are entered into containing rights to offset.
The Company has elected to present the fair value of derivative instruments with the right to offset on a gross basis on the Consolidated balance sheet.
The following tables show the impact on the presentation of the fair value of derivative instrument assets and liabilities had the Company elected to present these contracts on a net basis:

at December 31, 2022	Gross Derivative Instruments	Amounts Available for Offset[1]	Net Amounts
(millions of Canadian $)

Derivative Instrument Assets
Commodities	659	(591)	68
Foreign exchange	34	(33)	1
Interest rate	12	(4)	8
	705	(628)	77
Derivative Instrument Liabilities
Commodities	(733)	591	(142)
Foreign exchange	(213)	33	(180)
Interest rate	(76)	4	(72)
	(1,022)	628	(394)
1Amounts available for offset do not include cash collateral pledged or received.

at December 31, 2021	Gross Derivative Instruments	Amounts Available for Offset[1]	Net Amounts
(millions of Canadian $)

Derivative Instrument Assets
Commodities	130	(91)	39
Foreign exchange	85	(54)	31
Interest rate	2	(1)	1
	217	(146)	71
Derivative Instrument Liabilities
Commodities	(171)	91	(80)
Foreign exchange	(79)	54	(25)
Interest rate	(18)	1	(17)
	(268)	146	(122)
1Amounts available for offset do not include cash collateral pledged or received.
With respect to the derivative instruments presented above, the Company provided cash collateral of $138 million and letters of credit of $68 million at December 31, 2022 (2021 – $144 million and $130 million, respectively) to its counterparties. At December 31, 2022, the Company held less than $1 million in cash collateral and $10 million in letters of credit (2021 – nil and $6 million, respectively) from counterparties on asset exposures.
Credit-risk-related contingent features of derivative instruments
Derivative contracts entered into to manage market risk often contain financial assurance provisions that allow parties to the contracts to manage credit risk. These provisions may require collateral to be provided if a credit-risk-related contingent event occurs, such as a downgrade in the Company's credit rating to non-investment grade. The Company may also need to provide collateral if the fair value of its derivative financial instruments exceeds pre-defined exposure limits.
Based on contracts in place and market prices at December 31, 2022, the aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position was $19 million (2021 – $5 million), for which the Company has provided no collateral in the normal course of business. If the credit-risk-related contingent features in these agreements were triggered on December 31, 2022, the Company would have been required to provide collateral equal to the fair value of the related derivative instruments discussed above. Collateral may also need to be provided should the fair value of derivative instruments exceed pre-defined contractual exposure limit thresholds. The Company has sufficient liquidity in the form of cash and undrawn committed revolving credit facilities to meet these contingent obligations should they arise.
Fair Value Hierarchy
The Company's financial assets and liabilities recorded at fair value have been categorized into three categories based on a fair value hierarchy.

Levels	How Fair Value Has Been Determined

Level I	Quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. An active market is a market in which frequency and volume of transactions provides pricing information on an ongoing basis.

Level II
This category includes interest rate and foreign exchange derivative assets and liabilities where fair value is determined using the income approach and commodity derivatives where fair value is determined using the market approach.
Inputs include published exchange rates, interest rates, interest rate swap curves, yield curves and broker quotes from external data service providers.

Level III
This category includes long-dated commodity transactions in certain markets where liquidity is low and the Company uses the most observable inputs available or, if not available, long-term broker quotes to estimate the fair value for these transactions.
There is uncertainty caused by using unobservable market data which may not accurately reflect possible future changes in fair value.

The fair value of the Company's derivative assets and liabilities measured on a recurring basis, including both current and non-current portions, were categorized as follows:

at December 31, 2022	Quoted Prices in Active Markets (Level I)	Significant Other Observable Inputs (Level II)[1]	Significant Unobservable Inputs (Level III)[1]	Total
(millions of Canadian $)

Derivative Instrument Assets
Commodities	515	142	2	659
Foreign exchange	—	34	—	34
Interest rate	—	12	—	12
Derivative Instrument Liabilities
Commodities	(478)	(242)	(13)	(733)
Foreign exchange	—	(213)	—	(213)
Interest rate	—	(76)	—	(76)
	37	(343)	(11)	(317)
1There were no transfers from Level II to Level III for the year ended December 31, 2022.

at December 31, 2021	Quoted Prices in Active Markets (Level I)	Significant Other Observable Inputs (Level II)[1]	Significant Unobservable Inputs (Level III)[1]	Total
(millions of Canadian $)

Derivative Instrument Assets
Commodities	39	91	—	130
Foreign exchange	—	85	—	85
Interest rate	—	2	—	2
Derivative Instrument Liabilities
Commodities	(49)	(116)	(6)	(171)
Foreign exchange	—	(79)	—	(79)
Interest rate	—	(18)	—	(18)
	(10)	(35)	(6)	(51)
1There were no transfers from Level II to Level III for the year ended December 31, 2021.
The following table presents the net change in fair value of derivative assets and liabilities classified in Level III of the fair value hierarchy:

(millions of Canadian $, pre-tax)	2022	2021

Balance at beginning of year	(6)	(4)
Net losses included in Net income	(10)	(3)
Net losses included in OCI	(3)	—
Transfers out of Level III	7	—
Settlements	1	1
Balance at End of Year[1]	(11)	(6)
1Revenues include unrealized losses of $10 million attributed to derivatives in the Level III category that were still held at December 31, 2022 (2021 – unrealized losses of $3 million).